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                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                  THIS SECOND SUPPLEMENTAL INDENTURE, dated as of December 31, 2003 (this "Supplemental Indenture"), is by and among Rogers Cable Inc., formerly known as Rogers Cablesystems Limited, a corporation organized under the laws of the Province of Ontario (hereinafter called "Rogers Cable"), Rogers Cable Communications Inc., a corporation organized under the laws of the Province of Ontario and a wholly-owned subsidiary of Rogers Cable (hereinafter called "RCCI"), Rogers Cablesystems Ontario Limited, a corporation organized under the laws of the Province of Ontario (hereinafter called "Rogers Ontario"), Rogers Ottawa Limited/Limitee, a corporation organized under the laws of the Province of Ontario (hereinafter called "Rogers Ottawa"), Rogers Cablesystems Georgian Bay Limited, a corporation organized under the laws of the Province of Ontario (hereinafter called "Rogers Georgian Bay" and, together with Rogers Ontario and Rogers Ottawa, the "Guarantors") and JPMorgan Chase Bank, formerly known as Chemical Bank, a New York banking corporation, as trustee (hereinafter called the "Trustee").

                               W I T N E S S E T H

                  WHEREAS, Rogers Cable and the Trustee, as well as the Guarantors, are parties to an indenture dated as of March 20, 1995, as supplemented by a first supplemental indenture dated May 29, 1996 (as so supplemented, the "Indenture"), pursuant to which the Company's outstanding 10% Senior Secured Second Priority Notes due March 15, 2005 (the "Notes") are issued, which Notes constitute "Securities" as that term is defined in the Indenture;

                  WHEREAS, in connection with a corporate restructuring, Rogers Cable intends to transfer certain of its properties, assets and liabilities constituting its assets substantially as an entirety to RCCI (the "Transfer");

                  WHEREAS, pursuant to Section 801(a) of the Indenture, in connection with the Transfer, RCCI is required to execute and deliver to the Trustee a supplemental indenture assuming all of the obligations of the Company under the Securities, the Indenture and the Collateral Documents of the Company;

                  WHEREAS, Section 802 of the Indenture provides that upon the transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801 of the Indenture, (i) the successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company in the Indenture and (ii) except in the case of a lease, the Company shall be discharged from all obligations and covenants under the Indenture and the Securities;

                  WHEREAS, Rogers Cable, RCCI, the Guarantors and the Trustee desire that, following the Transfer, (i) Rogers Cable shall not be discharged from its obligations and covenants under the Indenture and the Securities, but shall continue as the Company for all purposes of the Indenture and the Securities; (ii) RCCI shall assume, as a co-obligor on a joint and several basis with Rogers Cable, all of the Company's obligations under the Securities and the Indenture; and (iii) to the extent provided herein each of Rogers Cable and RCCI shall be the

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Company for purposes of the Indenture as if each of them had been named as the
Company therein;

                  WHEREAS, Section 901 of the Indenture provides that without the consent of any Holders, the Company and the Guarantors, each when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture, to, among other things, evidence the assumption by any successor Person of the covenants of the Company in the Indenture, the Securities, or the Collateral Documents as the case may be, or, to make any other change that does not adversely affect the rights of any Holder; and

                  WHEREAS, Rogers Cable, each of the Guarantors and RCCI have complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture.

                  NOW, THEREFORE, for and in consideration of the foregoing premises, Rogers Cable, RCCI, each of the Guarantors and the Trustee hereby agree for the equal and ratable benefit of the Holders as follows:

                  1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                  2. Assumption by RCCI. RCCI hereby assumes, as a co-obligor on a joint and several basis with Rogers Cable, all obligations and covenants of the Company under the Indenture, the Securities and the Collateral Documents of the Company, including without limitation obligations for the due and punctual payment of the principal of, premium, if any, and interest on all Securities issued or to be issued pursuant to the Indenture and the performance or observance of each other obligation and covenant set forth in the Indenture to be performed or observed on the part of the Company.

                  3. Rogers Cable not Discharged. Notwithstanding Section 802 of the Indenture, following the Transfer, Rogers Cable shall not be discharged from its obligations and covenants under the Indenture and the Securities.

                  4. References to the "Company" in the Indenture. Following the Transfer, all references to the "Company" in the Indenture shall be deemed to be references to each of Rogers Cable and RCCI, as co-obligors on a joint and several basis; provided, that (i) with respect to any matter to be determined on a Consolidated basis for the Company and its Restricted Subsidiaries, such matter shall be determined for Rogers Cable and its Restricted Subsidiaries, treating RCCI for such purposes as a Restricted Subsidiary; (ii) where the context requires that a reference to the "Company" refer to a single entity only, such reference shall be deemed to be to Rogers Cable only; and (iii) all references to the board of directors or any officer of the "Company" shall be deemed to be references to the board of directors or such officer of Rogers Cable.

                  5. Notices. (a) Section 106(b) of the Indenture is hereby amended and restated in its entirety as follows:

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                           (b) Rogers Cable Inc. or Rogers Cable Communications
                  Inc. by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing to Rogers Cable Inc. or Rogers Cable Communications Inc., as the case may be, to 333 Bloor Street East, 10th Floor, Toronto, Ontario, Canada, M4W 1G9, Attention: Vice-President, Treasurer, fax: 416-935-3598, with a copy to the Vice-President, General Counsel and Secretary, fax:
                  416-935-3548, or, in either case, at any other address previously furnished in writing to the Trustee by Rogers Cable Inc. or Rogers Cable Communications Inc.

         (b) At the date of execution of this Supplemental Indenture, the Corporate Trust Office is located at 4 New York Plaza, 15th Floor, New York, New York 10004, Attention: Institutional Trust Services.

                  6. Trustee's Acceptance. The Trustee hereby accepts this Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                  7. Guarantors' Acceptance. Each of the Guarantors hereby accepts this Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                  8. Responsibility of Trustee. The recitals contained herein shall be taken as the statements of Rogers Cable, RCCI and the Guarantors, and the Trustee assumes no responsibility for the correctness of such recitals. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

                  9. Effect of Supplemental Indenture. Upon the execution and delivery of this Supplemental Indenture by Rogers Cable, RCCI, the Guarantors and the Trustee, the Indenture shall be supplemented and amended in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of a Security heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

                  10. Indenture Remains in Full Force and Effect. Except as supplemented or amended hereby, all other provisions in the Indenture and the Securities, to the extent not inconsistent with the terms and provisions of this Supplemental Indenture, shall remain in full force and effect.

                  11. Incorporation of Indenture. All the provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                  12. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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                  13.      Effect of Headings. The headings of this Supplemental
Indenture are inserted for convenience of reference and shall not be deemed to be a part thereof.

                  14. Conflict with Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern any provision of this Supplemental Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

                  15. Successors. All covenants and agreements in this Supplemental Indenture by RCCI, the Guarantors and Rogers Cable shall be binding upon and accrue to the benefit of their respective successors. All covenants and agreements in this Supplemental Indenture by the Trustee shall be binding upon and accrue to the benefit of its successors.

                  16. Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture, the Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders, any benefit of any legal or equitable right, remedy or claim under this Supplemental Indenture, the Indenture or the Securities.

                  17. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, SHALL GOVERN THIS SUPPLEMENTAL INDENTURE.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, all as of the date first above written.

                                    ROGERS CABLE INC.,

                                    By:    /s/ M. L. Daly
                                           _____________________________________
                                           Name:
                                           Title:

                                    By:    /s/ Alan D. Horn
                                           _____________________________________
                                           Name:
                                           Title:

                                    ROGERS CABLE COMMUNICATIONS INC.,

                                    By:    /s/ M. L. Daly
                                           _____________________________________
                                           Name:
                                           Title:

                                    By:    /s/ Alan D. Horn
                                          _____________________________________
                                           Name:
                                           Title:

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                                    ROGERS CABLESYSTEMS ONTARIO LIMITED,

                                    By:    /s/ M. L. Daly
                                           _____________________________________
                                           Name:
                                           Title:

                                    By:    /s/ Alan D. Horn
                                           _____________________________________
                                           Name:
                                           Title:

                                    ROGERS OTTAWA LIMITED/LIMITEE,

                                    By:    /s/ M. L. Daly
                                           _____________________________________
                                           Name:
                                           Title:

                                    By:    /s/ Alan D. Horn
                                           _____________________________________
                                           Name:
                                           Title:

                                    ROGERS CABLESYSTEMS GEORGIAN BAY LIMITED,

                                    By:    /s/ M. L. Daly
                                           _____________________________________
                                           Name:
                                           Title:

                                    By:    /s/ Alan D. Horn
                                          _____________________________________
                                           Name:
                                           Title:

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                                    JPMORGAN CHASE BANK,
                                    as Trustee

                                    By:    /s/ Rosa Ciaccia
                                           _____________________________________
                                           Name:  Rosa Ciaccia
                                           Title: Trust Officer

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